SPECIAL MEETING OF STOCKHOLDERS OF

AVIRAGEN THERAPEUTICS, INC.

February 6, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting, proxy statement/prospectus/information statement and proxy card are available at - **http://investors.aviragentherapeutics.com**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030300304030000100 6 020618

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1, 2, 3 AND 5 AND "ONCE EVERY YEAR" FOR PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal	FOR	AGAINST	ABSTAIN
1. To approve the issuance of shares of Aviragen common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated as of October 27, 2017, by and among Aviragen, Agora Merger Sub, Inc. and Vaxart, Inc.	☐	☐	☐
2. To approve the amendment of the certificate of incorporation of Aviragen to effect a reverse stock split of Aviragen common stock, at a ratio in the range of 10 and 20-for-1, with such specific ratio to be mutually agreed upon by Aviragen and Vaxart, Inc. or, if Proposal No. 1 is not approved by Aviragen stockholders, determined solely by the Board of Directors following the special meeting.	☐	☐	☐
3. To approve, on non-binding advisory basis, the compensation that will or may become payable by Aviragen to its named executive officers in connection with the merger.	☐	☐	☐

Proposal	1 year	2 years	3 years	ABSTAIN
4. To select, on a non-binding advisory basis, the frequency with which Aviragen will hold an advisory vote on the compensation of Aviragen's named executive officers.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
5. To approve an adjournment of the Aviragen special meeting, if necessary, to solicit additional proxies if there are not sufficient stockholder votes in favor of Proposal No. 1 or Proposal No. 2.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 5 and "1 year" for Proposal 5.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

AVIRAGEN THERAPEUTICS, INC.

February 6, 2018

PROXY VOTING INSTRUCTIONS

<u>INTERNET</u> - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

<u>IN PERSON</u> - You may vote your shares in person by attending the Special Meeting.

<u>GO GREEN</u> - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, proxy statement/prospectus/information statement and proxy card are available at - **http://investors.aviragentherapeutics.com**

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00030300304030000100 6 020618

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1, 2, 3 AND 5 AND "ONCE EVERY YEAR" FOR PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To approve the issuance of shares of Aviragen common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated as of October 27, 2017, by and among Aviragen, Agora Merger Sub, Inc. and Vaxart, Inc.	☐	☐	☐
2. To approve the amendment of the certificate of incorporation of Aviragen to effect a reverse stock split of Aviragen common stock, at a ratio in the range of 10 and 20-for-1, with such specific ratio to be mutually agreed upon by Aviragen and Vaxart, Inc. or, if Proposal No. 1 is not approved by Aviragen stockholders, determined solely by the Board of Directors following the special meeting.	☐	☐	☐
3. To approve, on non-binding advisory basis, the compensation that will or may become payable by Aviragen to its named executive officers in connection with the merger.	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
4. To select, on a non-binding advisory basis, the frequency with which Aviragen will hold an advisory vote on the compensation of Aviragen's named executive officers.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. To approve an adjournment of the Aviragen special meeting, if necessary, to solicit additional proxies if there are not sufficient stockholder votes in favor of Proposal No. 1 or Proposal No. 2.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 5 and "1 year" for Proposal 5.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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AVIRAGEN THERAPEUTICS, INC.

Proxy for Special Meeting of Stockholders on February 6, 2018

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph M. Patti, Ph.D. and Mark P. Colonnese, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Aviragen Therapeutics, Inc., to be held on February 6, 2018 at Aviragen Therapeutics, Inc., 2500 Northwinds Parkway, Suite 100, Alpharetta, Georgia 30009 and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)